Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2004-06
                            POOL PROFILE (3/09/2004)
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

                                           -----------------   -----------------
                                                  Bid               Tolerance
                                           -----------------   -----------------

     AGGREGATE PRINCIPAL BALANCE           $400,000,000              (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                 1-May-04
     INTEREST RATE RANGE                      5.00-6.75
     GROSS WAC                                    5.760%       (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                25 bps
     MASTER SERVICING FEE                         1 bps
     WAM (in months)                                358            (+/- 2 month)

     WALTV                                           66%           (maximum +2%)

     CALIFORNIA %                                    50%           (maximum 50%)

     AVERAGE LOAN BALANCE                      $472,000       (maximum $500,000)
     LARGEST INDIVIDUAL LOAN BALANCE         $1,779,789     (maximum $1,800,000)

     CASH-OUT REFINANCE %                            18%          (maximum  +5%)

     PRIMARY RESIDENCE %                             95%           (minimum -2%)

     SINGLE-FAMILY DETACHED %                        93%           (minimum -2%)

     FULL DOCUMENTATION %                            46%           (minimum -2%)

     Co-Op %                                        0.6%           (maximum +1%)

     Pledged Asset %                                0.1%           (maximum +1%)

     Relocation %                                   0.0%           (maximum +1%)

     UNINSURED > 80% LTV %                          0.2%           (maximum +1%)

     WA FICO                                        735            (minimum -5)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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Estimated Dispersion:

           5.250%           $1,934
           5.375%           $4,244
           5.500%          $36,707
           5.625%          $79,299
           5.750%         $140,459
           5.875%          $87,438
           6.000%          $33,394
           6.125%           $8,880
           6.250%           $5,417
           6.375%           $1,064
           6.500%           $1,165
           6.625%               $0
           6.700%               $0
           6.750%               $0

           5.763%         $400,000

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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2004-06
                            POOL PROFILE (3/09/2004)
--------------------------------------------------------------------------------


    RATING AGENCIES                              TBD by Wells Fargo

    PASS THRU RATE                                            5.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                      1.10%

    PRICING DATE                                                TBD

    FINAL STRUCTURE DUE DATE                              10-May-04      9:00 AM
  Structures received or changes to structures past the due date will incur a
                                  $10,000 fee.
    SETTLEMENT DATE                                       27-May-04

    ASSUMED SUB LEVELS                                          AAA    2.750%
    (estimated)                                                  AA      TBA
                                                                  A      TBA
                                                                BBB      TBA
                                                                 BB      TBA
                                                                  B      TBA

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.



    WFASC Securitization Program as follows:
      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
      4)    Wells Fargo Bank, N.A. will act as custodian.
      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
    * This Security may contain Pledged Asset Loans.
    ------------------------------------------------

    WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2004-06. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


    WFMBS CONTACTS                               Brad Davis (301) 846-8009
                                                 Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356

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                            WFASC Denomination Policy
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

                                                       Minimum        Physical        Book Entry
Type and Description of Certificates                 Denomination   Certificates     Certificates
                                                        (1)(4)
-------------------------------------------------------------------------------------------------

Class A
PAC, TAC, Scheduled, Accrual, Sequential,
Floaters, NAS, Non-complex components
subject to reasonable prepayment support)               $25,000        Allowed          Allowed

Companion classes for PAC, TAC, Scheduled Classes      $100,000        Allowed          Allowed

Inverse Floater (Including Leveraged), PO,
Subclasses of the Class A that provide credit
protection to the Class A, Complex multi-component
certificates                                           $100,000        Allowed          Allowed

Notional and Nominal Face IO                              (2)          Allowed          Allowed

Residual Certificates                                     (3)          Required       Not Allowed

All other types of Class A Certificates                   (5)            (5)               (5)


Class B (Investment Grade)                             $100,000        Allowed          Allowed

Class B (Non-Investment Grade)                         $250,000        Required       Not Allowed



(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.